SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 4, 2006


                         International Wire Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                          000-51043           43-1705942
  (State or Other Jurisdiction            (Commission       (I.R.S. Employer
 of Incorporation or Organization)        File Number)      Identification No.)

     12 Masonic Ave., Camden, NY                                  13316
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (315) 245-3800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 4, 2006, International Wire Group, Inc. (the "Company") entered into a Stock Purchase Agreement ("Purchase Agreement") with Phelps Dodge Corporation ("PD") to acquire the stock of Phelps Dodge High Performance Conductors of SC and GA, Inc ("HPC"). PD is a primary supplier of copper rod to the Company.

The Company will pay $42 million, subject to a working capital adjustment. Additionally, the Company will purchase the copper inventory held on consignment by HPC from PD. Based on current prices and recent inventory levels, the Company would expect to pay approximately $5 million. In addition, the Company has agreed to a contingency payment in an amount equal to 4.88 multiplied by the amount that HPC's 2006 EBITDA (as defined in the Purchase Agreement) exceeds $9.4 million. The contingency payment is capped at $3 million.

The closing of the transaction contemplated by the Purchase Agreement is subject to certain conditions, which includes, among other things, receipt of applicable regulatory approvals.

The foregoing description of the transactions contemplated by the Purchase Agreement does not purport to be a complete statement of the parties' rights under the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed with this report as
Exhibit 2.1. A copy of the press release announcing the execution of the Purchase Agreement is filed with this report as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT        DESCRIPTION
-------        -----------

  2.1 Stock Purchase Agreement, dated March 4, 2006, between Phelps Dodge Corporation, a New York corporation, and International Wire Group, Inc., a Delaware corporation.

 99.1 Press Release, dated March 7, 2006, announcing the execution of the Purchase Agreement.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERNATIONAL WIRE GROUP, INC.


Date:  March 7, 2006                 By:  /s/ Glenn J. Holler
                                          --------------------------------------
                                          Name:  Glenn J. Holler
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


















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
                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------

  2.1 Stock Purchase Agreement, dated March 4, 2006, between Phelps Dodge Corporation, a New York corporation, and International Wire Group, Inc., a Delaware corporation.

 99.1 Press Release, dated March 7, 2006, announcing the execution of the Purchase Agreement.











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